Exhibit 10.3
SECOND AMENDMENT
Dated as of October 30, 2007
TO
SERIES 2002-1 SUPPLEMENT TO MASTER INDENTURE
AND SERVICING AGREEMENT
Amended and Restated as of July 7, 2006
          This SECOND AMENDMENT TO THE AMENDED AND RESTATED SERIES 2002-1 SUPPLEMENT TO MASTER INDENTURE AND SERVICING AGREEMENT (this “Amendment”), dated as of October 30, 2007, is among SIERRA TIMESHARE CONDUIT RECEIVABLES FUNDING, LLC, a limited liability company formed under the laws of the State of Delaware, as Issuer (the “Issuer”), WYNDHAM CONSUMER FINANCE, INC., a Delaware corporation, as Master Servicer (the “Master Servicer”), WELLS FARGO BANK, NATIONAL ASSOCIATION, a national banking association, (as successor to U.S. Bank National Association) not in its individual capacity, but solely as Trustee (in such capacity, the “Trustee”) under the Master Indenture and Servicing Agreement, dated as of August 29, 2002 and amended and restated as of July 7, 2006 (as amended on the date hereof by the First Amendment thereto and as further amended from time to time, the “Agreement”), and U.S. BANK NATIONAL ASSOCIATION, a national banking association, as Collateral Agent (the “Collateral Agent”).
          WHEREAS the Issuer, the Master Servicer, U.S. Bank National Association, as the predecessor trustee and the Collateral Agent have executed the Series 2002-1 Supplement to Master Indenture and Servicing Agreement, dated as of August 29, 2002 and amended and restated as of July 7, 2006, as amended on November 13, 2006 (the “Indenture Supplement”) and capitalized terms used in this Amendment and not otherwise defined shall have the meanings assigned to such terms in the Indenture Supplement;
          WHEREAS, the Issuer, the Master Servicer, the Trustee and the Collateral Agent wish to amend the Indenture Supplement in accordance with subsection 13.1(b) of the Agreement;
          NOW THEREFORE, in consideration of the premises and the agreements contained herein, the parties hereto agree as follows:

EFFECTIVE DATE
          To the extent any of the provisions of this Amendment amend, revise or otherwise change the terms of this Agreement, such amendments, revisions and other changes shall be effective as of October 31, 2007 (the “Effective Date”). References to “hereby amended,” “hereby added,” “hereby deleted” and similar phrases shall refer to the Effective Date.
ARTICLE I
AMENDMENTS
          Section 1.01. Amendments Relating to Definitions. Each of the following definitions contained in Section 2.01 of the Indenture Supplement is hereby amended to read in its entirety as follows or, if such definition is not included in the Indenture Supplement is hereby added to the Indenture Supplement:
          “Business Day,” for purposes of this Supplement, shall mean any day other than (i) a Saturday or Sunday, (ii) a day on which banking institutions in New York, New York, Las Vegas, Nevada, or the city in which the Corporate Trust Office of the Trustee is located, are authorized or obligated by law or executive order to be closed or (iii) a day on which banks in London are closed.
          “Club Wyndham Access Loan” means any Series 2002-1 Pledged Loan which provides financing for the purchase of a membership interest in the PTVO Owners Association.
          “Club Wyndham Access Loan Excess Amount” means, at any time, the amount by which (i) the sum of the Loan Balances for all Series 2002-1 Pledged Loans which are Club Wyndham Access Loans exceeds (ii) 10% of the Series 2002-1 Adjusted Loan Balance.
          “Defective Loan” means (i) any Series 2002-1 Pledged Loan which is a Defective Loan as such term is defined in the Purchase Agreement under which such Series 2002-1 Pledged Loan was sold to the Depositor or (ii) any Series 2002-1 Pledged Loan which is a Missing Documentation Loan.
          “Documents in Transit Excess Amount” means, at any time, the amount by which (i) the sum of the Loan Balances for all Series 2002-1 Pledged Loans which are Documents in Transit Loans exceeds (ii) 15% of the Series 2002-1 Adjusted Loan Balance.
          “Excess Concentration Amount” means, on any day, an amount equal to the sum of (i) the Non-US Excess Amount, (ii) the Green Loans Excess Amount, (iii) Delayed Completion Green Loans Excess Amount, (iv) the New Seller Excess Amount, (v) the Transition Period Excess Amount, (vi) the Large Loans Excess Amount, (vii) the State Concentration Excess Amount, (viii) the Documents in Transit Excess Amount, (ix) the Fixed Week Excess Amount, (x) the Extended Term Excess Amount, (xi) the Club Wyndham Access Loan Excess Amount, (xii) the Presidential Reserve Loan Excess Amount and (xiii), if required under subsection 7.01(d), the California Excess Amount.

          “Extended Term Excess Amount” means, at any time, the amount by which (i) the sum of the Loan Balances for all Series 2002-1 Pledged Loans which have an original term greater than 120 months exceeds (ii) 7.5% of the Series 2002-1 Adjusted Loan Balance.
          “Facility Limit” means $1,200,000,000 as such amount may be reduced from time to time in accordance with Section 4.08 hereof and the Note Purchase Agreement or increased in accordance with Section 4.09 hereof and the Note Purchase Agreement.
          “Green Loans Excess Amount” means, the sum of the Six-Month Green Loan Excess Amount and the Twelve-Month Green Loan Excess Amount.
          “Green Loan Reserve Percentage” for any Payment Date means with respect to any Green Loan:
          (i) 0% if such Green Loan as of such Payment Date is a Six-Month Green Loan or is a Delayed Completion Green Loan;
          (ii) 50% if such Green Loan as of such Payment Date is a Twelve-Month Green Loan; and
          (iii) 100% if such Green Loan as of such Payment Date is a Twelve Month Plus Green Loan;
provided, however, that, if as of such Payment Date a Twelve-Month Green Loans Excess Amount exists, the Green Loan Reserve Percentage applicable to a portion of the Twelve-Month Green Loans equal to the Twelve-Month Green Loans Excess Amount shall be 0%.
          “Mandatory Redemption Date” means December 15, 2010.
          “Monthly Trustee Fee” means, in respect of any Due Period, the sum of $1,000.
          “Maturity Date” means October 31, 2024.
          “Presidential Reserve Loan” means any Series 2002-1 Pledged Loan which provides financing for the purchase of an UDI in a Timeshare Property Regime at a Resort in which all or a portion of the units comprising such Timeshare Property Regime are designated as Presidential Reserve units and in respect of which units the owners have preferential reservation rights.
          “Presidential Reserve Loan Excess Amount” means, at any time, the amount by which (i) the sum of the Loan Balances for all Series 2002-1 Pledged Loans which are Presidential Reserve Loans exceeds (ii) 10% of the Series 2002-1 Adjusted Loan Balance.
          “Reserve Required Amount” as of the Closing Date means $8,403,837.12 and (i) thereafter so long as no Amortization Event has occurred, means as of each Payment Date an amount equal to the greater of (x) 2.0% of the Series 2002-1 Aggregate Loan Balance as of the end of the prior Due Period or (y) the Estimated Fees, plus, in either case (A) $150,000 related to any indemnification of the Trustee pursuant to Section 11.5 of the Agreement and (B) an amount equal to the sum of the Green Loan Reserve Percentage of the Loan Balance for each Series 2002-1 Pledged Loan which is a Green Loan multiplied by the applicable Advance Rate for such Loan and (ii) from and after the first Payment Date following an Amortization Event, the Reserve Required Amount shall be $0.
          “Six- Month Green Loans” means Green Loans which finance a Timeshare Property related to a Resort which has a scheduled completion date not more than six months after the end of the Due Period for which the determination is made and which are not Delayed Completion Green Loans.
          “Six-Month Green Loans Excess Amount” means, at any time, the sum of (a) an amount by which (i) the sum of the Loan Balances for all Series 2002-1 Pledged Loans which are Six- Month Green Loans exceeds (ii) ten percent (10%) of the Series 2002-1 Adjusted Loan Balance of the Series 2002-1 Pledged Loans.
          “Twelve-Month Green Loans” means Green Loans which finance a Timeshare Property related to a Resort which has a scheduled completion date more than six months but not more than 12 months after the end of the Due Period for which the determination is made and which are not Delayed Completion Green Loans.
          “Twelve-Month Green Loans Excess Amount” means, at any time, the sum of (a) an amount by which (i) the sum of the Loan Balances for all Series 2002-1 Pledged Loans which are Twelve-Month Green Loans exceeds (ii) five percent (5%) of the Series 2002-1 Adjusted Loan Balance of the Series 2002-1 Pledged Loans.
          “Twelve-Month Plus Green Loans” means Green Loans which finance a Timeshare Property related to a Resort which has a scheduled completion date more than 12 months after the end of the Due Period for which the determination is made and which are not Delayed Completion Green Loans.
          “WorldMark Loans” means Series 2002-1 Pledged Loans originated by WRDC.
          “Wyndham Loans” means Series 2002-1 Pledged Loans sold to the Depositor by Wyndham excluding WorldMark Loans.
          Section 1.02. Deletion of Definition. The definition of “Trendwest Loans” is hereby deleted in its entirety.
          Section 1.03. Authorized Amount. Subsection (a) of Section 4.02 of the Indenture Supplement is hereby amended to add the following sentence at the end thereof:
The outstanding principal amount of the Notes as of October 31, 2007 and the Class Facility Limit for each Class shall be as provided in Schedule 1 to this Supplement and the outstanding principal amount of the respective Notes shall be increased from time to time as provided in Section 4.07 of this Supplement and reduced as principal payments are made on such Notes from time to time.

          Section 1.04 Extension of Maturity Date and Addition of Mandatory Redemption Date.
     The first paragraph of subsection (a) of Section 4.03 of the Indenture Supplement shall be and hereby is amended to read in its entirety as follows:
     (a) Principal. The Notes shall have a Maturity Date of October 31, 2024.
     Section 4.03(a) of the Indenture Supplement is hereby further amended by the addition of the following:
     The Series 2002-1 Notes shall be subject to mandatory redemption in whole by the Issuer on the Mandatory Redemption Date and the entire principal amount shall be due and payable on such date unless such redemption is waived in writing prior to the Mandatory Redemption Date by the Holders of 100% of the Notes which would be outstanding on such Mandatory Redemption Date.
          Section 1.05. Transfer Restrictions. Clause (2) of Section 4.11 of the Indenture Supplement is hereby amended to read in its entirety as follows:
     (1) No more than ten Notes, each of which shall be issued to a single Class, shall be issued and outstanding at any time.
          Section 1.06. Collection Account. Clause (iii) of Section 6.05(c) of the Indenture Supplement is hereby amended to read in its entirety as follows:
shall mature one Business Day prior to the next Payment Date, in order to ensure that funds on deposit therein will be available on such Payment Date.
          Section 1.07. Reserve Account. Clause (iii) of Section 6.06(f) of the Indenture Supplement is hereby amended to read in its entirety as follows:
     shall mature one Business Day prior to the next Payment Date.
          Section 1.08. Hedge Agreement. Section 6.07(b) of the Indenture Supplement is hereby amended to read in its entirety as follows:
     (b) the Issuer shall, as of each Payment Date, cause the notional amount of the Hedge Agreement to be adjusted to reflect any increase or decrease in the Notes Principal Amount as of such Payment Date so that the adjusted notional amount of the Hedge Agreement shall on each Payment Date be an amount equal to 90% of the Notes Principal Amount; the Issuer shall also, as of each Payment Date adjust the Hedge Agreement to reflect the Required Cap Rate, adjustments to the termination date of the Hedge Agreement in accordance with subsection (c) of this Section 6.07 and adjustments to the the amortization schedule under the Hedge Agreement in accordance with subsection (a) of this Section 6.07 following the addition and release of Series 2002-1 Pledged Loans as of each Payment Date; any additional Premium due for the adjustments to the interest rate cap shall be paid as a Net Hedge Payment under Provision THIRD of Section 6.01;
          Section 1.09. Amendments Relating to Amortization Events.
          (a) Clause (b) of Section 9.01 of the Indenture Supplement is hereby amended and restated to read in its entirety as follows:
          (b) the Issuer fails to pay in full the principal of the Series 2002-1 Notes on or before the earlier of the Mandatory Redemption Date (unless such redemption has been waived) and the Maturity Date and such failure continues for two Business Days; provided, however, that if the Issuer has made deposits of Collections to the Collection Account in an amount sufficient to make such payment in accordance with the Priority of Payments, but such payment cannot be timely made as a result of a circumstances beyond the Issuer’s and the Master Servicer’s control, the grace period shall be extended to three Business Days;
          (b) Clause (h) of Section 9.01 of the Indenture Supplement is hereby amended and restated to read in its entirety as follows:
          (h) the Gross Excess Spread for any Due Period ending on or prior to October 31, 2008, is less than 4.50% for any due Period; for Due Periods ending after October 31, 2008 this provision shall not apply; except that if any Alternate Investor or Conduit does not extend its Liquidity Termination Date on or before October 31, 2008, this provision shall continue to apply;
          (c) The provision immediately following clause (p) in Section 9.01 of the Indenture Supplement is hereby amended and restated to read in its entirety as follows:
then, in the case of an event described in any clause except clause (c) of the Events of Default in Section 10.01, or clause (l) above, the Deal Agent at the direction of the Majority Facility Investors, or, with respect to an event described in clause (j) or (k), the Deal Agent, at the direction of any Class Agent or, with respect to clause (h) if such provision applies after October 31, 2008, the Deal Agent at the direction of the Class Agent or Class Agents which have not extended their Liquidity Termination Dates to a date on or after October 31, 2008, by notice given in writing to the Issuer, the Master Servicer and the Trustee, may declare that an Amortization Event has occurred as of the date of such notice and, in the case of any event described in clause (c) of the Events of Default in Section 10.01, or clause (l) of this Section 9.01, an Amortization Event will occur immediately upon the occurrence of such event without any notice or other action on the part of the Deal Agent, the Trustee or any other entity.
          Section 1.10. Amendment, Deletion and Replacement of Certain Terms. The Agreement is hereby amended by deleting all references to “Trendwest” therein and inserting in their place “WRDC.”

          Section 1.11. Amendment to Exhibit C and Authentication and Delivery of Notes. Exhibit C to the Indenture Supplement is hereby amended and restated to read as provided in Schedule 1 to this Amendment. On or after the date of this Amendment, the Trustee, as provided in Section 2.5 of the Agreement and subject to the restrictions set forth in the Agreement and the Indenture Supplement, at the request of the respective Registered Noteholders and at the direction of the Issuer, shall authenticate, register and deliver in exchange for outstanding Notes or as additional Notes, Notes in the amounts and registered as provided in Exhibit C.
          Section 1.12. Amendment of Section 12.08. Section 12.08 of the Indenture Supplement is hereby amended and restated to read in its entirety as follows:
          Section 12.08. Rating Agency Review. The Issuer hereby agrees that if the Issuer elects to maintain the ratings on the Series 2002-1 Notes on and after the Liquidity Termination Date in 2008, the Issuer shall prior to the Liquidity Termination Date in 2008 submit the Series 2002-1 Notes for review to each Rating Agency then maintaining a rating on the Series 2002-1 Notes.
          Section 1.13. Notice of Changes in the Hedge Agreement. The Indenture Supplement is hereby amended to add the following Section 12.09:
          Section 12.09. Changes in the Hedge Agreement. The Issuer agrees that it will notify each Rating Agency then maintaining a rating on the Series 2002-1 Notes of any amendments to the Hedge Agreement.
MISCELLANEOUS PROVISIONS
          Section 2.01 Supplement in Full Force and Effect as Amended. Except as specifically stated herein, all of the terms and conditions of the Agreement and the Indenture Supplement, as amended and restated as of July 7, 2006, and as amended by the First Amendment thereto, shall remain in full force and effect. All references to the Indenture Supplement in any other document or instrument shall be deemed to mean the Indenture Supplement, as amended and supplemented by this Amendment. This Amendment shall not constitute a novation of the Agreement or the Indenture Supplement, but shall constitute an amendment thereto. The parties hereto agree to be bound by the terms and obligations of the Indenture Supplement, as amended by this Amendment, as though the terms and obligations of the Indenture Supplement were set forth herein.
          Section 2.02 Counterparts. This Amendment may be executed in two or more counterparts, and by different parties on separate counterparts, each of which shall be an original, but all of which shall constitute one and the same instrument.
          Section 2.03 Governing Law. THIS AMENDMENT IS GOVERNED BY AND SHALL BE CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK AND THE OBLIGATIONS, RIGHTS AND REMEDIES OF THE PARTIES HEREUNDER SHALL BE DETERMINED IN ACCORDANCE WITH SUCH LAWS.

          IN WITNESS WHEREOF, the Issuer, the Master Servicer, the Trustee and the Collateral Agent have caused this Amendment to be duly executed by their respective officers thereunto duly authorized, all as of the day and year first above written.

SIERRA TIMESHARE CONDUIT RECEIVABLES FUNDING, LLC, as Issuer

By:	/s/ Mark A. Johnson

	Name:	Mark A. Johnson
	Title:	President

WYNDHAM CONSUMER FINANCE, INC., as Master Servicer

By:	/s/ Mark A. Johnson

	Name: Title:	Mark A. Johnson President

WELLS FARGO BANK, NATIONAL ASSOCIATION, as Trustee

By:	/s/ Benjamin J. Krueger

	Name: Title:	Benjamin J. Krueger Vice President

U.S. BANK NATIONAL ASSOCIATION, as Collateral Agent

By:	/s/ Al Lusanaxay

	Name:	Al Lusanaxay
	Title:	Operations/Site Manager
[Signature Page to Second Amendment to Series 2002-1 Supplement to Master Indenture and Servicing Agreement]

SCHEDULE 1

	Percent of
	Principal Amount
	And Class Facility	Principal Amount as of
Class	Limit	October 31, 2007

BANK OF AMERICA, N.A., as agent for the members of the Class of which YC SUSI Trust and Bank of America, N.A are	13.02083%
members	$156,250,000	$120,084,130.69

CITICORP NORTH AMERICA, INC., as agent for the members of the Class of which	9.37500%
Ciesco LLC and Citibank, N.A. are members	$112,500,000	$86,460,574.10

JPMORGAN CHASE BANK, N.A., as agent for the members of the Class of which Falcon Asset Securitization Company LLC and JPMorgan Chase Bank, N.A. are	10.41667%
members	$125,000,000	$96,067,304.55

CREDIT SUISSE, NEW YORK BRANCH, as agent for the members of the Class of which Alpine Securitization Corp. and Credit Suisse,	10.41667%
New York Branch are members	$125,000,000	$96,067,304.55

THE ROYAL BANK OF SCOTLAND, as agent for the members of the Class of which Thames Asset Global Securitization	10.41667%
No. 1, Inc. is the member	$125,000,000	$96,067,304.55

DEUTSCHE BANK AG, NEW YORK BRANCH, as agent for the members of the Class of which Saratoga Funding Corp., LLC and Deutsche Bank AG, New York	10.83333%
Branch are members	$130,000,000	$99,909,996.73

BARCLAYS BANK PLC, as agent for the members of the Class of which Sheffield Receivables Corporation and Barclays Bank	10.41667%
PLC are members	$125,000,000	$96,067,304.55

THE BANK OF NOVA SCOTIA, as agent for the members of the Class of which Liberty Street Funding Corp. and The Bank	9.37500%
of Nova Scotia are members	$112,500,000	$86,460,574.10

THE BANK OF TOKYO-MITSUBISHI, UFJ, LTD., New York Branch as agent for the members of the Class of which Victory	7.81250%
Receivables Corporation is the member	$93,750,000	$72,050,478.41

MIZUHO CORPORATE BANK, LTD., as agent for the members of the Class of which Advantage Asset Securitization Corp. and	7.91667%
Mizuho Corporate Bank Ltd are members	$95,000,000	$73,011,151.46

	100.000%

	Facility Limit:

TOTAL	$1,200,000,000	$922,246,123.69

EXHIBIT C
Note R-:
Registered to:
BANK OF AMERICA, N.A., as agent for the members of the Class of which YC SUSI Trust and Bank of America, N.A are members
Principal Amount on October 31, 2007: $120,084,130.69
Maximum Principal Amount: Applicable Class Facility Limit

Account for payments:	Deutsche Bank, New York
ABA #: 021 001 033
For the Account of BTCO as Depository for RCC
Account: 00 384 710
Ref: Receivables Capital — Sierra Receivables
Attn: Stacy Coulon
Note R-:
Registered to:
CREDIT SUISSE, NEW YORK BRANCH, as agent for the members of the Class of which Alpine Securitization Corp. and Credit Suisse, New York Branch are members
Principal Amount on October 31, 2007: $96,067,304.55
Maximum Principal Amount: Applicable Class Facility Limit

Payment Instructions:	Accounts for Payments: Bank of New York
ABA Number: 021-000-018
Account Number: 890-038-7025
Attention: M. Townsend
Reference: Sierra

Note R-:
Registered to:
THE BANK OF NOVA SCOTIA, as agent for the members of the Class of which Liberty Street Funding Corp. and The Bank of Nova Scotia are members
Principal Amount on October 31, 2007: $86,460,574.10
Maximum Principal Amount: Applicable Class Facility Limit

Payment Instructions:	Liberty Street Funding Corp. (Sierra Funding)
ABA #: 026002532
Account Number: 215813
Attention: Vilma Pindling
Note R-:
Registered to:
JPMORGAN CHASE BANK, N.A., as agent for the members of the Class of which Falcon Asset Securitization Company LLC and JPMorgan Chase Bank, N.A. are members
Principal Amount on October 31, 2007: $96,067,304.55
Maximum Principal Amount: Applicable Class Facility Limit

Payment Instructions:	Falcon Asset Securitization Company LLC
JPMorgan Chase Bank, N.A.
ABA # 021000021
Account Number: 5114810
Swift address: CHASUS33XXX
Reference: Sierra Funding

Note R- :
Registered to:
DEUTSCHE BANK AG, NEW YORK BRANCH, as agent for the members of the Class of which Saratoga Funding Corp., LLC and Deutsche Bank AG, New York Branch are members
Principal Amount on October 31, 2007: $99,909,996.73
Maximum Principal Amount: Applicable Class Facility Limit

Payment Instructions:	Deutsche Bank, NY
ABA #: 026003780
Account Number: 10-581587-0008
Account Name: Saratoga Funding Corp.
Attention: Siegfried Radar Ph: 212-474-7737
Reference: Sierra 2002-1
Note R- :
Registered to:
THE ROYAL BANK OF SCOTLAND, as agent for the members of the Class of which Thames Asset Global Securitization No. 1, Inc. is the member
Principal Amount on October 31, 2007: $96,067,304.55
Maximum Principal Amount: Applicable Class Facility Limit

Payment Instructions:	Account for payments:
J.P. Morgan Chase Bank
Clearing Code: CHASUS33
Account of: RBS (RBOSGB2L)
Account No.: CORFUN USDC
Ref: Favour – Cortina Funding Inc.

Note R- :
Registered to:
THE BANK OF TOKYO-MITSUBISHI, UFJ, LTD., New York Branch, as agent for the members of the Class of which Victory Receivables Corporation is the member
Principal Amount on October 31, 2007: $72,050,478.41
Maximum Principal Amount: Applicable Class Facility Limit

Account for payments:	Deutsche Bank Trust Company Americas
ABA: 021-001-033
Account Number: 01419647
Ref: Victory Receivables/Sierra Timeshare
Attn: Kristy Yee
Note R- :
Registered to:
CITICORP NORTH AMERICA, INC., as agent for the members of the Class of which Ciesco LLC and Citibank, N.A. are members
Principal Amount on October 31, 2007: $86,460,574.10
Maximum Principal Amount: Applicable Class Facility Limit

Account for payments:
ABA: 021-000-089
For Account #: 40636636
Account Name: CIESCO Redemption Account
Attention: Robert Kohl
Reference: CIESCO

Note R- :
Registered to:
BARCLAYS BANK PLC, as agent for the members of the Class of which Sheffield Receivables Corporation and Barclays Bank PLC are members.
Principal Amount on October 31, 2007: $96,067,304.55
Maximum Principal Amount: Applicable Class Facility Limit

Account for payments:
ABA: 026-002-574
For Account #: 050791516
Account Name: Sheffield (Barclays)
Attention: Kartik Natarajan
Reference: Sheffield 4 (2) Funding Account
Note R- :
Registered to:
MIZUHO CORPORATE BANK, LTD, as agent for the members of the Class of which Advantage Asset Securitization Corp. and Mizuho Corporate Bank, Ltd. are members
Principal Amount on October 31, 2007: $73,011,151.46
Maximum Principal Amount: Applicable Class Facility Limit

Account for payments:
ABA: 021-000-018
For Account #: 211705
Account Name: Advantage (Mizuho)
Attention: Tammy Lou
Reference: Advantage for further credit to 23330 Sierra 2002